                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                  LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
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        ------------------------------------------------------------------------
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number,
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

         LONG ISLAND PHYSICIAN HOLDINGS CORPORATION


              IMPORTANT NOTICE TO SHAREHOLDERS
             REGARDING POSTPONED ANNUAL MEETING


         The Annual Meeting of the Shareholders of Long Island Physician Holdings Corporation (the "Company") has been postponed to Tuesday, February 11, 1997, as it appeared unlikely that a quorum of the Company's Class A Common Stock would be present in person or by proxy at the meeting, as originally scheduled.

         In less than two weeks, the Annual Meeting is now scheduled to take place. The matters to be acted upon at the Annual Meeting could have a major impact on the Company and your investment in it.

         As we near the postponed Annual Meeting date, we want to give you a further, brief explanation of the matters to be acted upon (other than election of directors and ratification of the appointment of auditors) and the main reasons why the Board of Directors of the Company voted unanimously to recommend a vote "FOR" each such matter.

         IN ORDER TO ASSURE THAT A QUORUM IS PRESENT, WE URGE YOU TO SEND IN YOUR PROXIES EVEN IF YOU INTEND TO ATTEND THE MEETING. YOU WILL HAVE THE OPPORTUNITY AT THE MEETING TO CHANGE ANY OF THE VOTES INDICATED IN YOUR PROXY.

                           * * * *

         Item 3 to be acted on at the Annual Meeting (the proposed restructuring of the Company and MDNY Healthcare, Inc.) is of critical importance to the Company and its shareholders. It is, therefore, discussed first. A shareholder's decision to vote "for" Item 3 will strongly bear on his or her decisions on Items 2 and 4.

                           Item 3

                Proposed Restructuring of the
              COMPANY AND MDNY HEALTHCARE, INC.

         Currently, the Company owns the Class A shares of MDNY Healthcare,
Inc. (CHNLI owns the Class B shares of MDNY.) Through November 13, 1996, the Company also owned the shares of three IPAs and had investments in other healthcare ventures, including NextStage. These interests were transferred to a separate entity which will be owned in the same proportions by the owners of the Company.

         After this transaction (known as a "spin-off"), the Company's shareholders continue to own their Class A and Class B shares of the Company.

         The following would then result from the proposed multi-step restructuring of the Company and MDNY (which is described in detail in the Proxy Statement):

         - MDNY Holdings, LLC (a newly-formed limited liability company) would own all of the shares of MDNY.

         - Practitioners who were formerly shareholders of the Company would own Class A non-voting interests and Class B-1 voting interests in MDNY Holdings; CHNLI would also own Class A non-voting interests and Class C-1 voting interests in MDNY Holdings. Interests would be owned by the LIPH practitioners, as a group, and by CHNLI in proportion to the Company's and CHNLI's current investments in MDNY.

         - Practitioner-investors in regional offerings (such as Queens and Hudson Valley) would acquire Class A non-voting interests and a separate class of voting interests (B-2, B-3, etc.) in MDNY Holdings.

         - MDNY Holdings would be governed by a Board of up to 29 Managers, 21 of whom would be elected by practitioner-investors and 8 of whom would be elected by CHNLI and any other hospital investors.

         - LIPH practitioners and investors in other regional offerings would be entitled to elect Managers based on their investments in MDNY Holdings, except that the LIPH practitioners would always be entitled to elect at least 2 Managers of MDNY Holdings.

         - The MDNY Holdings Board of Managers would vote on matters as described in detail in the Proxy Statement.

         The Board recommends that you vote "FOR" Item 3 because:

         - ACCOMPLISHES STRATEGIC OBJECTIVES. The proposed restructuring permits (i) the necessary expansion of MDNY's service area through relatively straightforward separate regional offerings, and (ii) common ownership of MDNY and an indemnity insurer by the same parent. While complex, the proposed restructuring avoids or minimizes a number of significant legal issues and areas of on-going regulatory oversight inherent in alternative restructurings.

         - CONDITION TO CLOSING OF QUEENS AND HUDSON VALLEY OFFERINGS. The current offerings to practitioners in Queens and the Hudson Valley region are based upon the assumption that the proposed restructuring will be completed. If the restructuring is not authorized by the Company's shareholders, the Queens and Hudson Valley offerings would have to be withdrawn, and we, along with CHNLI and MDNY, would have to attempt to devise substantially different plans for capital expansion and future structure and repropose such a structure to the Queens and Hudson Valley practitioners. We believe that it is highly unlikely that any other structure will prove as attractive and that a proposed new structure could significantly jeopardize the success of such offerings.

                           Item 2

                 By-Law Amendment to Permit
              Certain Exchanges by Non-MDs of
        CLASS B COMMON STOCK FOR CLASS A COMMON STOCK

         Currently, voting Class A Common Stock can only be owned by IPA members who are doctors of medicine; other healthcare practitioners can only own non-voting Class B Common Stock. The Board of Directors has unanimously determined that the By-Laws should be amended to permit the following practitioners (who do not currently own Class A shares) to exchange one share of non-voting Class B Stock for one share of voting Class A Stock: psychologists, general and specialty dentists, podiatrists and chiropractors.

         The Board recommends that you vote "FOR" Item 2 because:

         - GREATER PRACTITIONER PARTICIPATION. It will promote greater participation in the Company by practitioners who are not doctors of medicine and who are viewed as playing increasingly important roles in building a successful managed care organization.

         - AVOIDANCE OF VOTING DILUTION. We have learned that the ability of MDNY to attract new regional groups of practitioner-investors will best be served by allowing healthcare practitioners who are not doctors of medicine to own voting equity. The restructuring of the Company and MDNY Healthcare, Inc. (proposed in Item 3) is designed to allow this. Therefore, the voting rights of the Company's shareholders, as a group, in the restructured entity will be diluted VIS A VIS investors in other regional offerings, unless, prior to the restructuring, the Company's non-MD practitioners acquire shares of its voting Class A Common Stock.

                           Item 4

                  Amendment to Certificate
                    of Incorporation to
                 ELIMINATE PREEMPTIVE RIGHTS

         The Company's Certificate of Incorporation currently grants "preemptive rights" to the holders of its Common Stock, that is, such holders have the right (subject to limited statutory exceptions) to purchase newly-issued shares of Common Stock on a PRO RATA basis on terms no less favorable than those on which such shares would otherwise be sold to a third party. The Board of Directors has unanimously determined that the Company's Certificate of Incorporation should be amended to eliminate preemptive rights.

         The Board recommends that you vote "FOR" Item 4 because:

         - PREEMPTIVE RIGHTS BURDENSOME. Preemptive rights procedures are administratively burdensome and involve expense and delay to the Company in effecting an offering of its securities. For this reason, very few publicly-held companies' stock carries preemptive rights. In addition, existing preemptive rights could limit the Company's ability to consummate the share exchange described in Item 2 or the restructuring described in Item 3.


                         OUR FUTURE

         In the judgment of the Board of Directors, the restructuring (Item 3) is essential to the future viability of MDNY and is overwhelmingly in the best interests of the Company's shareholders. The Board also recommends that you vote for the non-voting for voting share exchange by non-MDs (Item 2) and the elimination of preemptive rights (Item 4).

         AS THE ANNUAL MEETING IS LESS THAN TWO WEEKS AWAY, WE URGE YOU TO RETURN THE ENCLOSED FORM OF PROXY CARD TODAY. IF YOU HAVE ALREADY VOTED A PROXY, YOU HAVE EVERY RIGHT TO CHANGE YOUR MIND. YOUR LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.

         Your immediate attention to this matter is greatly appreciated.

January 30, 1997

                                  David J. Weissberg, M.D.
                                  Chairman

==============================================================================

INSTRUCTIONS:

         1. Complete, date, print your name, and sign the enclosed proxy card(s);

         2. Return the enclosed proxy card(s) TODAY either by mail or facsimile.

         If by MAIL, place the completed proxy card(s) in the enclosed stamped, pre-addressed envelope to Continental Stock Transfer & Trust Co., Two Broadway, New York, New York 10004, or

         If by FACSIMILE, copy the front and back of the completed proxy card(s) onto one sheet of paper and fax it to Continental Stock Transfer & Trust Co., Attn: Ms. Gail Konsker (212) 509-5152.

         If you need assistance in voting your shares, please call:

Goodkind Labaton Rudoff & Sucharow LLP      Continental Stock Transfer
Attn:  Maria Allen, Esq.,                     & Trust Co.
(212) 907-0756                              Attn:  Ms. Gail Konsker
                                            (212) 509-4000, Ext. 241

TO VOTE CLASS A SHARES
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
                              275 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747
                   PROXY--SOLICITED BY THE BOARD OF DIRECTORS

THE UNDERSIGNED CLASS A SHAREHOLDER OF LONG ISLAND PHYSICIAN HOLDINGS CORPORATION ("COMPANY") HEREBY APPOINTS DRS. DAVID J. WEISSBERG, M.A. MIRZA, AND PAUL KOLKER AND EACH OR EITHER OF THEM, THE PROXY OR PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE AS SPECIFIED ON THIS PROXY FORM ALL SHARES OF CLASS A COMMON STOCK OF SAID COMPANY WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF SAID COMPANY, TO BE HELD ON FEBRUARY 11, 1997 (THE "MEETING") AND AT ALL ADJOURNMENTS OF SUCH MEETING, WITH ALL POWERS THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT.

    This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR DESCRIBED IN ITEM 1 AND FOR THE PROPOSALS DESCRIBED IN ITEMS 2, 3, 4 AND 5 AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION AND IN THE BEST JUDGMENT OF THE PROXIES. This Proxy may be revoked at any time prior to the voting thereof.

ITEM 1--Election of the following forty directors:

    FOR A TERM ENDING WITH THE 1999 ANNUAL MEETING--David J. Weissberg, M.D., M.
A. Mirza M.D., Babu Easow, M.D., Paul Kolker, M.D., Salvatore J. Caravella, M.D., Amy Koreen, M.D., Ronald R. Perrone, M.D., Bruce A. Seideman, M.D., Eli Anker, M.D., Jeffrey R. Ashkin, M.D., Marion Bergman, M.D., Charles A. Calabrese, M.D., Anthony P. Caruso, M.D., and Gregory Kalmar, D.D.S.

    FOR A TERM ENDING WITH THE 1998 ANNUAL MEETING--Lew E. Cibeu, M.D., Martin
B. Cohen, M.D., Alan Dietzek, M.D., Geri DiGiovanni, D.O., Jeffrey M. Epstein, M.D., Franco Gallo, M.D., Steven M. Goldberg, M.D., David T. Goldman, M.D., Linda Harkavay, M.D., Robert A. Jason, M.D., Martin P. Kaplan, M.D., and Joseph Tamburrino, D.P.M.

    FOR A TERM ENDING WITH THE 1997 ANNUAL MEETING--Steven Kobren, M.D., Michael Ladinsky, D.O., Steven A. Napoli, M.D., Andrew A. Pastewski, M.D., Asvin M. Patel, M.D., Andrew J. Peters, M.D., Reed Phillips, M.D., Lynn Pierri, D.D.S, M.S., Rosario Romano, M.D., Robert Sarnataro, M.D., Jitendra Shah, M.D., William
E. Shuell, M.D., Gary Wohlberg, M.D., and Anthony DiBlanda, D.C.
FOR / /         WITHHOLD / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

________________________________________________________________________________
                  (PLEASE DATE AND SIGN ON THE REVERSE SIDE.)

(CONTINUED FROM THE OTHER SIDE)

ITEM 2--Proposal to approve Amendments to the Company's By-Laws to permit the exchange of one share of Class B Common Stock held by certain non-voting shareholders for one share of Class A Common Stock and to permit certain practitioners to serve on the Board of Directors.

FOR / /         AGAINST / /         ABSTAIN / /

ITEM 3--Proposal to approve a proposed restructuring and recapitalization of the Company and MDNY Healthcare, Inc. pursuant to an Agreement and Plan of Merger and Amendments to the Company's Certificate of Incorporation and By-Laws.

FOR / /         AGAINST / /         ABSTAIN / /

ITEM 4--Proposal to approve an Amendment to the Company's Certificate of Incorporation to eliminate preemptive rights.

FOR / /         AGAINST / /         ABSTAIN / /

ITEM 5--Proposal to approve the appointment of Coopers & Lybrand LLP as the Company's auditors for the 1997 fiscal year.

FOR / /         AGAINST / /         ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "<*>FOR</*>" EACH NOMINEE FOR DIRECTOR AND "FOR" ITEMS 2, 3, 4 AND 5.
                                                  Dated: _______________________
                                                  ______________________________
                                                  ______________________________
                                                     Signature or Signatures

                                                  Executors, administrators,
                                                  trustees, guardians, attorneys
                                                  and agents should give their
                                                  full titles and submit
                                                  evidence of appointment unless
                                                  previously furnished to the
                                                  Company or its transfer agent.

TO VOTE CLASS B SHARES
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
                              275 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747
                   PROXY--SOLICITED BY THE BOARD OF DIRECTORS

THE UNDERSIGNED CLASS B SHAREHOLDER OF LONG ISLAND PHYSICIAN HOLDINGS CORPORATION ("COMPANY") HEREBY APPOINTS DRS. DAVID J. WEISSBERG, M.A. MIRZA, AND PAUL KOLKER AND EACH OR EITHER OF THEM, THE PROXY OR PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE AS SPECIFIED ON THIS PROXY FORM ALL SHARES OF CLASS B COMMON STOCK OF SAID COMPANY WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF SAID COMPANY, TO BE HELD ON FEBRUARY 11, 1997 (THE "MEETING") AND AT ALL ADJOURNMENTS OF SUCH MEETING, WITH ALL POWERS THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT.

    This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN ITEMS 3 AND 4 AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION AND IN THE BEST JUDGMENT OF THE PROXIES. This Proxy may be revoked at any time prior to the voting thereof.

________________________________________________________________________________
                  (PLEASE DATE AND SIGN ON THE REVERSE SIDE.)

(CONTINUED FROM THE OTHER SIDE)

ITEM 3--Proposal to approve a proposed restructuring and recapitalization of the Company and MDNY Healthcare, Inc. pursuant to an Agreement and Plan of Merger and Amendments to the Company's Certificate of Incorporation and By-Laws.

FOR / /         AGAINST / /         ABSTAIN / /

ITEM 4--Proposal to approve an Amendment to the Company's Certificate of Incorporation to eliminate preemptive rights.

FOR / /         AGAINST / /         ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "<*>FOR</*>" ITEMS 3 AND 4.
                                              Dated: ___________________________
                                              __________________________________
                                              __________________________________
                                              Signature or Signatures

                                              Executors, administrators,
                                              trustees, guardians, attorneys and
                                              agents should give their full
                                              titles and submit evidence of
                                              appointment unless previously
                                              furnished to the Company or its
                                              transfer agent.